UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

June 10, 2013

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

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       Filed by a party other than the registrant

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     Preliminary Information Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

Primco Management, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2) Aggregate number of securities to which transaction applies:

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4) Proposed maximum aggregate value of transaction:

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☐  Fee paid previously with preliminary materials.

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Primco Management, Inc.

1875 Century Park East, 6th Floor, Suite 73

Century City, CA 90067

Dear Stockholders:

On June 10, 2013, the board of directors of Primco Management, Inc. adopted a resolution approving an amendment to our Articles of Incorporation to:

•

effectuate an increase of the authorized common shares from 500,000,000 par value $0.001 to 2,000,000,000 par value $0.00001.

•

designate 10,000,000 shares as preferred shares, par value $.00001, to be issued from time to time in one or more series as determined by the board of directors.

Primco obtained the written consent of stockholders representing 64.56% of Primco’s outstanding common stock as of June 10, 2013 approving an amendment to Primco’s Articles of Incorporation to affect the above-mentioned corporate actions.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Delaware, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of Primco’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about June 10, 2013 to all of Primco’s stockholders of record as of the close of business on June 10, 2013.

By Order of the Board of Directors.

/s/David Michery

Name:  David Michery

Title:    Chief Executive Officer

INFORMATION STATEMENT

June 10, 2013

Primco Management, Inc.

1875 Century Park East, 6th Floor, Suite 73

Century City, CA 90067

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Primco Management, Inc., a Delaware corporation to the holders of record at the close of business on June 10, 2013 of Primco’s outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to Section 228(e) of the Delaware General Corporation Law (the “DGCL”).

The cost of furnishing this Information Statement will be borne by us.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on June 10, 2013 by Primco’s Board of Directors and by our stockholders holding 64.56% of Primco’s common stock issued and outstanding on June 10, 2013.  Primco’s Board of Directors and the Majority Stockholders approved an amendment of Primco’s Articles of Incorporation to:

•

effectuate an increase of the authorized common shares from 500,000,000 par value $0.001 to 2,000,000,000 par value $0.00001.

•

designate 10,000,000 shares as preferred shares, par value $.00001, to be issued from time to time in one or more series as determined by the board of directors.

Accordingly, all necessary corporate approvals in connection with the amendment to our Articles of Incorporation to affect the above corporate actions have been obtained.   This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Delaware, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Primco’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about June 10, 2013.

NO DISSENTERS’ RIGHTS

Pursuant to the DGCL, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF PRIMCO MANAGEMENT, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JUNE 10, 2013

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on June 10, 2013, Primco Management, Inc., a Delaware corporation obtained the unanimous written consent of its board of directors and the written consent of stockholders holding 135,880,000 common shares of Primco or 64.56% of the voting power of the issued and outstanding shares of Primco’s common stock approving:

•

effectuate an increase of the authorized common shares from 500,000,000 par value $0.001 to 2,000,000,000 par value $0.00001.

•

designate 10,000,000 shares as preferred shares, par value $.00001, to be issued from time to time in one or more series as determined by the board of directors.

OUTSTANDING SHARES AND VOTING RIGHTS

As of June 10, 2013 (the “Record Date”), Primco’s authorized capitalization consisted of 500,000,000 common shares, of which 210,445,240 common shares were issued and outstanding.

Each share of common stock of Primco entitles its holder to one vote on each matter submitted to Primco’s stockholders.  However, because the Majority Stockholder has consented to the foregoing actions by resolution dated May 23, 2013, in lieu of a special meeting in accordance with Section 228(e) of the DGCL and because the Majority Stockholder has sufficient voting power to approve such actions through his ownership of common stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO PRIMCO’S

ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to our Articles of Incorporation to affect an authorized common stock increase and a forward stock split.

We intend to file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State for the State of Delaware effectuating the above action.  Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Certificate of Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about June 30, 2013.

The Authorized Common Stock Increase

The purpose of the increase in common stock is to increase the number of shares of our common stock available for issuance to investors who agree to provide Primco with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our Board of Directors may determine is in the best interest of Primco and our stockholder to issue shares of common stock.  As of the date of this Information Statement, we have entered into three separate convertible debentures, through which large numbers of shares may be issued in return for reducing the total debt owed to the holders of these debentures.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of Primco.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

Authorization of Preferred Shares

Preferred Stock: Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. All shares of Preferred Stock shall be of equal rank and shall be identical, except as fixed by the Board of Directors for each series as provided herein. All shares of any one series shall be identical in all respects with all the other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, shall be cumulative.

The Board of Directors approved the Amendment to further Primco’s best interest to have authorized but unissued ten million (10,000,000) preferred shares available in order to provide (a) flexibility for future corporate action; (b) to further Primco’s best interest to have preferred shares in order to raise additional capital and to be used for corporate opportunities; and (c) the need to issue shares of preferred stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  Primco intends to assess its need to issue preferred shares for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.

Currently, there is no plan to issue any preferred shares for the corporate purposes described above.  In the event any preferred shares are issued in the future, shareholders may suffer dilution to their ownership of Primco at the time of the issuance of the preferred shares. No additional corporate action is needed to issue any preferred shares.  Primco may even issue preferred shares as a defensive mechanism in order to attempt to stop a hostile take over by another company; there is no plan to do this at this time.

The Board of Directors is hereby authorized, by resolution to provide, out of the unissued shares of Preferred Stock, not allocated to any series of Preferred Stock, for one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix and determine, and is hereby expressly authorized and empowered to fix and determine, by resolution, the powers, designations, preferences and relative participation rights and the qualifications, limitations or restrictions thereof, if any, and the Board of Directors is expressly authorized and empowered to fix and determine any and all of the following provisions of the shares of such series:

(1)  the designation of such series and the number of shares which shall constitute such series;

(2)  the annual dividend rate, if any, payable on shares of such series, expressed in a dollar amount per share, and the date or dates from which such dividends shall commence to accrue and shall be cumulative;

(3)  the price or prices at which and the terms and conditions, if any, on which shares of such series may be redeemed;

(4)  the amounts payable upon shares of such series, in the event of the voluntary or involuntary liquidation, distribution of assets (other than payment of dividends), dissolution, or winding up of the affairs of the Corporation;

(5)  the sinking funds or mandatory redemption provisions, if any, for the redemption or purchase of shares of such series;

(6)  the extent of the voting powers, if any, of the shares of such series;

(7)  the terms and conditions, if any, on which shares of such series may be converted into shares of stock of the Corporation or any class or classes thereof; and

(8)  any other preferences and relative participation rights, optional or other special rights, of shares of such series.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  Primco anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about June 10, 2013.  Therefore, Primco anticipates that the corporate actions discussed above will be effective, and the Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Delaware, on or about June 30, 2013.

Primco has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Primco’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 10, 2013, the number and percentage of outstanding shares of the registrant’s common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage Owned (1)
David Michery	67,940,000	32.28%
1875 Century Park East, 6th Floor, Suite 73
Century City, CA 90067

Alan J. Bailey	67,940,000	32.28%
1875 Century Park East,
6th Floor, Suite 73
Century City, CA 90067

(1) Based on 210,445,240 issued and outstanding shares as of June 10, 2013.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of June 10, 2013, there were 210,445,240 shares of Primco’s common stock issued and outstanding.   Each holder of common stock is entitled to one vote per share.

Stockholders holding in the aggregate 135,880,000 common shares of Primco, or 64.56% of the voting power of our outstanding shares of common stock, have approved the corporate actions discussed herein by written consent dated June 10, 2013

VOTING PROCEDURES

Pursuant to the Delaware Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized common shares, the authorization of preferred shares and the name change.

DISSENTER'S RIGHT OF APPRAISAL

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate actions discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Primco is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by Primco can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Primco Management, Inc. at 1875 Century Park East, 6th Floor, Suite 73, Century City, CA 90067.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Primco Management, Inc. at 1875 Century Park East, 6th Floor, Suite 73, Century City, CA 90067

On behalf of the Board of Directors,

June 10, 2013

/s/David Michery

David Michery

Chief Executive Officer